UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): October 26, 2006
                                                       ----------------


                                 Healthaxis Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)


              0-13591                                     23-2214195
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      (Commission File Number)                 (IRS Employer Identification No.)


7301 North State Highway 161, Suite 300,
            Irving, Texas                                  75039
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (972) 443-5000
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 2.02 - Results of Operations and Financial Condition of Form 8-K. This information is not deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

     On October 26, 2006, Healthaxis Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing third quarter 2006 results.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Press release dated October 26, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2006
                                                     HEALTHAXIS INC.


                                                     By: /s/ Ronald K. Herbert
                                                         -----------------------
                                                         Ronald K. Herbert
                                                         Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION
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    99.1           Copy of Healthaxis Inc. press release dated October 26, 2006